UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2023

PAPAYA GROWTH OPPORTUNITY CORP. I

(Exact name of registrant as specified in its charter)

Delaware	001-41223	87-3071107
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2202 Broadway, #705 Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (510) 214-3750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	PPYAU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	PPYA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock	PPYAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Election of Directors; Appointment of Certain Officers; Departure of Directors or Certain Officers.

On January 12, 2023, the Board of Directors (the “Board”) of Papaya Growth Opportunity Corp. I (the “Company”) increased the size of the Board to four directors and appointed Neil B. Herceg to serve as a director of the Company effective immediately. Mr. Herceg will serve on the Audit Committee of the Board. Mr. Herceg will be entitled to receive the same compensation for service as an independent director as is currently provided to the other independent directors serving on the Board.

The Board determined that Mr. Herceg is an “independent director” as defined by Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and by the rules of the Nasdaq Stock Market. There are no arrangements or understandings between Mr. Herceg and any other person pursuant to which he was selected as a director, nor are there any transactions, or proposed transactions, to which the Company was or is to be a party and in which Mr. Herceg had or will have a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K, nor are there any family relationships among Mr. Herceg and any other directors or officers of the Company.

Neil Herceg is a real estate investment manager, serving most recently as the principal of Big Creek Real Estate Partners and Blackmount Real Estate Partners where he has overseen the acquisition, financing, asset management, and disposition of over 2,000 multifamily units and several hundred thousand square feet of commercial properties.  Prior to founding these firms, Mr. Herceg was the Chief Investment Officer at Cocke Finkelstein Inc., where he grew the firms ownership to roughly 13,000 multifamily units.  Mr. Herceg graduated Magna Cum Laude from Miami University and earned his MBA from the Stanford Graduate School of Business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2023	PAPAYA GROWTH OPPORTUNITY CORP. I

	By:	/s/ Clay Whitehead
	Name:	Clay Whitehead
	Title:	Chief Executive Officer